UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31321

Washington	94-3002667
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17750 SE 6th Way Vancouver, Washington	98683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 859-2900

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The disclosure set forth in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure

As previously announced, on January 12, 2015, Nautilus, Inc. (the “Company”) will present at the 17th Annual ICR XChange Conference at the JW Marriott Orlando Grande Lakes in Orlando, Florida. The Company is scheduled to present at 1:30 p.m. Eastern Time. The presentation will be webcast live and archived at www.nautilusinc.com/events. The Company’s presentation slides are furnished with this Current Report on Form 8-K as Exhibit 99.1. The presentation includes certain information regarding the Company’s preliminary financial results for the fourth quarter and year ended December 31, 2014, and its future operating plans.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements Disclosure

Certain statements included in the presentation slides attached as Exhibit 99.1 to this current report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements concerning the Company’s prospects, resources, capabilities, current or future financial trends or operating results, demand for the Company’s products, future plans for introduction of new products and the anticipated outcome of new business initiatives, estimates of market size and growth, planned capital expenditures and statements concerning the Company’s ability to finance growth plans with cash generated from its operations. Factors that could cause the Company’s actual results to differ materially from these forward-looking statements include our ability to acquire inventory from sole source foreign manufacturers at acceptable costs, within timely delivery schedules and that meet our quality control standards, availability and price of media time consistent with our cost and audience profile parameters, a decline in consumer spending due to unfavorable economic conditions in one or more of our current or target markets, an adverse change in the availability of credit for our customers who finance their purchases, our ability to pass along vendor raw material price increases and increased shipping costs, our ability to effectively develop, market and sell future products, our ability to protect our intellectual property, and the introduction of competing products. Additional assumptions, risks and uncertainties are described in detail in our registrations statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance, and that actual results or developments may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Nautilus, Inc. Investor Presentation – January 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2015	NAUTILUS, INC. (Registrant)

	By:	/s/ SIDHARTH NAYAR
Sidharth Nayar Chief Financial Officer (Principal Financial and Accounting Officer)

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